UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BSI2000, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BSI2000, INC.
12600 West Colfax Avenue, Suite B410
Lakewood, Colorado 80215

Dear Stockholder:

     You are cordially invited to attend the Special Meeting (the “Meeting”) of stockholders of BSI2000, Inc., a Delaware corporation (the “Company”). The Meeting will be held on Wednesday, July 20, 2005, at 11:00 a.m., local time, at the Company’s offices located at 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215.

     Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the Meeting. After you read this Proxy Statement, please indicate on the enclosed Proxy Card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your Proxy Card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.

     We hope to see you at the meeting.

Sincerely,

/s/ Jack Harper
Jack Harper, Chairman and President

Lakewood, Colorado

June 6, 2005

BSI2000, INC.
12600 West Colfax Avenue, Suite B410
Lakewood, Colorado 80215

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 20, 2005, AT 11:00 A.M.

     NOTICE IS HEREBY GIVEN that the Special Meeting (the “Meeting”) of stockholders of BSI2000, Inc., a Delaware corporation (the “Company”), will be held on July 20, 2005, at 11:00 a.m., local time, at the Company’s offices located at 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215, for the following purposes, as more fully described in the attached Proxy Statement:

          1. To elect three directors to serve on the Company’s Board of Directors (the “Board”) until their successors are elected and duly qualified;

          2. To approve an amendment the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000;

          3. To approve the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan;

          4. To approve the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan for Non-Executive Directors and Consultants; and

          5. To consider any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on May 20, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.

     A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during the ordinary business hours for a period of 10 days prior the Meeting at the Company’s offices located at 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215.

IMPORTANT

     All stockholders entitled to vote are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,

/s/ Jack Harper
Jack Harper, Chairman and President

June 6, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT

Summary of D&C Plan	22
Required Vote	25
Recommendation Of The Board	25
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	25
OTHER MATTERS	25
Independent Registered Accounting Firm; Presence at Meeting	25
Audit Fees	25
Financial Information Systems Design and Implementation Fees	26
All Other Fees	26
Proxy Solicitation Costs	26
Incorporation by Reference of Certain Financial Information; Form 10-KSB For Fiscal Year Ended December 31, 2004; Form 10-QSB For Three Months Ended March 31, 2005	26
EXHIBIT A — BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN	27
EXHIBIT B — BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN FOR NON-EXECUTIVE DIRECTORS AND CONSULTANTS	37

BSI2000, INC.
12600 West Colfax Avenue, Suite B410
Lakewood, Colorado 80215

PROXY STATEMENT

     This Proxy Statement contains information related to the Special Meeting (the “Meeting”) of stockholders of BSI2000, Inc., a Delaware corporation (the “Company”), to be held on July 20, 2005, at 11:00 a.m., local time, at the Company’s offices located at 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the Meeting?

     At the Meeting, stockholders will act upon the matters outlined in the “Notice of Special Meeting”, which appears as the cover page of this Proxy Statement, including the election of directors, the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock of the Company from 200,000,000 to 400,000,000 shares, approval of the BSI2000, Inc. 2005 Incentive Stock Option Plan, and approval of the BSI2000, Inc. 2005 Incentive Stock Option Plan for Non-Executive Directors and Consultants.

     In addition, the Company’s management will report on the performance of the Company during fiscal year 2004 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record on the close of business on May 20, 2005 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of common stock that they held on that date at the Meeting, or any postponements or adjournments thereof. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the Meeting. The holders of common stock vote together as a single class.

Description of Capital Stock	Number of Votes	Total Votes
Common Stock	One Vote Per Share	105,965,832

Who can attend the Meeting?

     All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 11:00 a.m., and seating will begin at 10:45 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 105,965,832 shares of common stock of the Company were outstanding. As such, holders of at least 52,982,917 shares (i.e., a majority) must be present at the Meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

How do I vote by proxy?

     Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting. Sign and date the Proxy Card and mail it back to us in the enclosed envelope. The proxy holders named on the Proxy Card will vote your shares as you instruct. If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote for each of the director nominees and for each of the other proposals to be considered at the meeting.

What if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the recommendations of the Board of Directors (the “Board”).

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What if other matters come up at the Meeting?

     The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I vote in person at the Meeting rather than by completing the Proxy Card?

     Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

     If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee by June 1, 2005 how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Meeting.

How are votes counted?

     We will hold the Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their Proxy Cards or attend the meeting. If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Who pays for this proxy solicitation?

     We do. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked “Withheld” with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

     Increase in Authorized Shares. For the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock of the Company from 200,000,000 to 400,000,000 shares, the affirmative vote of the holders of a majority of the outstanding shares, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Adoption of BSI2000, Inc. 2005 Incentive Stock Option Plan. For the approval of the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan, the affirmative vote of the holders of a majority of the outstanding shares, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Adoption of BSI2000, Inc. 2005 Incentive Stock Option Plan for Non-Executive Directors and Consultants. For the approval of the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan for Non-Executive Directors and Consultants, the affirmative vote of the holders of a majority of the outstanding shares, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Other Matters. For any other matter that properly comes before the Meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the Record Date, will be required for approval thereof. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the Board’s recommendations?

     Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	For the election of the nominated slate of directors (see page 5);

•	For the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock of the Company from 200,000,000 to 400,000,000 shares. (see page 10).

•	For the approval of the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan.

•	For the approval of the adoption of the BSI2000, Inc. 2005 Incentive Stock Option Plan for Non-Executive Directors and Consultants.

     With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of all shares of common stock at May 1, 2005 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon 105,965,832 common shares issued and outstanding at May 1, 2005 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Security Ownership of Certain Beneficial Owners and Management
		Amount and Nature
	Name and	of Beneficial	Percentage of
Title of Class	Address of Beneficial Owner	Ownership	Class(1)
Common	Jack Harper	10,403,102	10.70%
	12600 West Colfax Ave. Suite B410
	Lakewood, Colorado 80215

Common	Richard Kirk	3,981,340	3.75%
	12600 West Colfax Ave. Suite B410
	Lakewood, Colorado 80215

Common	Bernhard Nann	50,000	Less than 1%
	12600 West Colfax Ave., Suite B410
	Lakewood, CO 80215

All Officers And Directors As A Group (the 3 Above Persons)		14,434,442	13.62%

Common	Cornell Capital Partners, L.P.
	101 Hudson Street, Suite 3606
	Jersey City, NJ 07302	1,4541,000	1.37%

Section 16(a) Beneficial Ownership Reporting Compliance

     We are not aware of any instance since January 1, 2002, when an executive officer, director or owner of more than 10% of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

STOCKHOLDER PROPOSALS

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

General

     The Company’s bylaws provide that its Board shall consist of six directors. Each director holds office until the first annual meeting of stockholders following their election or appointment and until their successors have been duly elected and qualified.

Directors Standing for Election

     The Board has nominated Jack Harper, Richard A. Kirk, and John Woods for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the accompanying proxy will be voted for the election of any substitute nominee designated by the Board. Messrs. Harper and Kirk have previously served as members of the Board and have consented to such terms.

Nominee Bios

     Jack Harper, President, Chief Executive Officer, And Chairman of the Board, Age 52

     Mr. Harper has been President and Chairman of the Board of the Company since late-1995. Previously, from 1989 until 1994, Mr. Harper was President of Technology Fusion, Inc., a company that specialized in low-cost add-in video hardware products for the Apple Macintosh. Mr. Harper received an MBA from the University of Denver in 2000, having completed all studies in 1992. In 1975, Mr. Harper received a B.S. in Electrical Engineering and a B.A. in Mathematics with a Minor in Russian Language from the University of Houston.

     Richard A. Kirk, Secretary And Director, Age 74

     Mr. Kirk has been a Director of the Company since August 1995 and acting Secretary since July 1999. Previously, Mr. Kirk was Chairman of the Board of Access Long Distance, a long distance provider that was sold in 2001. Mr. Kirk worked for United Bank of Denver/Norwest Bank/Wells Fargo from 1958 through 1990, ultimately serving as Chairman, President and Chief Executive Officer. In 1986, Mr. Kirk was elected Vice Chairman of the United Banks of Colorado, Inc. (now Wells Fargo). In 1992, he retired from the Norwest Bank Denver but continues as Chairman Emeritus and serves on its Advisory Board. Mr. Kirk is a graduate of Haverford College, the Advanced Management Program of the Harvard Business School, and the Stonier Graduate School of Banking at Rutgers University. Mr. Kirk serves on the board of directors of several nonprofit institutions and is an appointed Commissioner of the Denver Water Board.

     John D. Woods, Director, Age 65

     Mr. Woods was appointed a director of the Company in February 2005, to fill the vacancy left by the resignation of Bernard Nann. Mr. Woods is a founding stockholder of Community Bankshares Inc. and has served as Chairman of the Board since its incorporation in February 1989. Mr. Woods divides his business time between the affairs of Community Bankshares and serving as Chairman and part owner of Market Reach, Ltd. in London, England. Mr. Woods has spent 40 years in the banking industry, starting at the Northern Trust Company in Chicago, Illinois in 1956. During the course of his career, Mr. Woods has served as President and COO of Winters National Bank in Dayton, Ohio (now part of Bank One), and Chairman and CEO of Omaha National Bank and its successor, FirstTier Financial, Inc (now part of US Bank in Minneapolis, Minnesota). Mr. Woods received his B.A. degree from the University of Colorado in Boulder, Colorado.

Executive Officers, Directors And Key Employees

     As of May 1, 2005, the directors and executive officers of the Company, their age, positions in the Company, the dates of their initial election or appointment as directors or executive officers, and the expiration of the terms are as follows:

Name of Director/
Executive Officer	Age	Position	Period Served (1)
Jack Harper	52	Chairman and President	1995 to present
			(Current term expires at Special Meeting)

Richard A. Kirk	74	Director and Secretary	1995 to present
			(Current term expires at Special Meeting)

John D. Woods	65	Director	2005 to present
			(Current term expires at Special Meeting)

(1)	Period served includes the period served in same capacity with BSI, Inc., a private Colorado corporation.

Other Directorships

     None of the Company’s directors or executive officers is a director of any company that files reports with the SEC.

     Family Relationships

     No Director or executive officer of the Company has any family relationships with any other director or executive officer of the Company.

Meetings

     During the Company’s fiscal year ending December 31, 2004, the Board met on two occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

Committees of the Board

     We currently do not have an Audit Committee or Compensation Committee.

Compensation Of Directors

     During fiscal year 2003, the Company did not pay its directors any remuneration; however, the Company periodically reimburses its directors for out-of-pocket expenses they incur in fulfillment of their duties as directors of the Company. During fiscal year 2004, the Company paid the following remuneration to its directors: (i) on March 12, 2004, the Company issued Mr. Kirk 250,000 options at a strike price of $0.11 per share, all of which vested on the date of the grant; and (ii) on July 15, 2004, the Company issued Mr. Nann 250,000 options at a strike price of $0.089 per share, 50,000 of which vested on the date of the grant, and the remainder did not vest as a result of his resignation from the Board in February, 2005. All of the options issued to Messrs. Kirk and Nann have five year terms.

Executive Compensation

     The following table sets forth, for the fiscal year ended December 31, 2004, 2003, and 2002 certain information regarding the compensation earned by the Company’s President (the “Named Executive Officer”), with respect to services rendered by him to the Company. No other officer of the Company has been paid or earned compensation in excess of $100,000 in any such fiscal year.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
						Securities
Name and Principal				Other Annual	Restricted Stock	Underlying Options	All Other
Position	Year	Salary	Bonus	Compensation	Awards	/ SARs	Compensation
Jack Harper,	2004	$125,000	35,000	—	—	—	—
Chairman and	2003	$90,000	—	—	—	—	—
President	2002	$80,000	—	—	—	—	—

(1)	Mr. Harper was issued 2,500,000 shares in consideration for $2,500 and the forgiveness of accrued wages.

(2)	The 2004 bonus to Mr. Harper was in recognition of his financial support during the formation period of the Company that resulted in personal debt.

     The following table contains information regarding options and stock appreciation rights (“SARs”) exercised in the year ended December 31, 2004, and the number of shares of common stock underlying options held as of December 31, 2004, by the Named Executive Officer.

OPTION/SAR GRANTS TABLE

% Total
Options/SARs
Granted to
	No. of Securities	Employees in year
	Underlying	ended December 31
	Options/SARs	2002	Exercise or Base Price
Name	Granted (#)	(%)	($ per Share)	Expiration Date
Jack Harper	None	N/A	N/A	N/A
Chairman and President

     The following table contains information regarding options and SARs exercised in the year ended December 31, 2004, and the number of shares of common stock underlying options held as of December 31, 2004, by the Named Executive Officer.

AGGREGATED OPTIONS/SAR EXERCISES
IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/SAR VALUES

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options/SARs		In-the-Money Options/SARs
	Shares Acquired on	Value	at FY-End		at FY-End
	Exercise	Realized	(#)		($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jack Harper	—	—	—	—	—	—
Chairman and President

Stock Option/SAR Grants In The Past Fiscal Year

     The Company granted 3,097,500 stock options to directors, employees and consultants during the fiscal year ended December 31, 2004. No SARs were granted to these individuals during any year.

     On October 24, 1996, the Company adopted the BSI2000, Inc. 1996 Stock Option Plan whereby the Board can issue both incentive and nonqualified options to directors, employees and consultants. Currently, there are no outstanding stock options issued under said plan.

Employment Contracts; Termination Of Employment; And Change In Control Arrangements

     The Company currently has an oral employment contract with Jack Harper. The employment agreement provides for an annual salary of $125,000 per year, as well as group life, health, dental and disability insurance. The employment agreement is for an indefinite period, but is terminable at will.

Certain Relationships And Related Transactions

     During the past two years, THE Company has not entered into a transaction with a value in excess of $60,000 with a director, officer or beneficial owner of 5% or more of the Company’s common stock, except as disclosed in the following paragraphs.

     Stock Issued to an Officer and Employee. On September 11, 2001, the Company issued 2,500,000 shares of common stock to Jack Harper, President and a Director of the Company, for $2,500.00 at $0.001 per share and forgiveness of $59,643 accrued wages. Also in 2001, the Company issued 212,045 shares of common stock to Robert B. Lumen for $212.05 at $0.001 per share. When the foregoing shares were issued, the Company was insolvent with negative working capital, and unable to pay salaries to employees. In engaging in the foregoing transactions, the Company relied upon the private offering exemption provided under Section 4(2) of the Securities Act of 1933, as amended, in that the transactions involved private offerings of the Company’s unregistered securities, the Company did not make a public offering or sale of its securities, the employees were either accredited or unaccredited but sophisticated investors, and the employees represented to the Company that they were acquiring the securities for investment purposes and for their own accounts, and not with an eye toward further distribution. With regard to the unaccredited investor, Mr. Lumen, all information required to be delivered to him concerning BSI, including audited financial statements, was in fact delivered to him.

     Loans by Director. From March 30, 2000 through December 31, 2001, Richard A. Kirk, director of the Company, had loaned $259,000 to the Company, all with annual interest at 10% (accrued interest at March 31, 2002 was $19,935). Of the total debt, $64,000 plus interest is currently due, and $195,000 is due when BSI has received cumulative funding of $3 million. In December 2002, the Company issued 301,104 restricted shares of common stock to Mr. Kirk, for his cancellation of $301,104 of debt (principal and all interest) owed to him by the Company. In engaging in the foregoing transaction, the Company relied upon the private offering exemption provided under Section 4(2) of the Securities Act of 1933, as amended, in that the transaction involved a private offering of the Company’s restricted securities, the Company did not make a public offering or sale of its securities, Mr. Kirk was an accredited investor, and he represented to the Company that he was acquiring the securities for investment purposes and for his own account, and not with an eye toward further distribution.

Required Vote

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the slate of nominees to the Board named above. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Meeting will be elected directors of the Company, to serve their respective terms until their successors have been elected and duly qualified.

Recommendation of the Board

     The Company’s Board recommends that the stockholders vote “FOR” the election of the three nominees to the Board named above.

PROPOSAL NO. 2 – AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Company’s Board proposes an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 200,000,000 to 400,000,000 shares. The Company desires to increase its authorized capital stock because: (i) management believes that the Company will need significant authorized capital stock available for issuance to employees, officers, directors, and service providers in exchange for their services and as a form of inventive compensation for such individuals, and (ii) the Company desires to raise additional capital by issuing shares of its stock. The amendment to the Company’s Certificate of Incorporation shall provide for the authorization of 400,000,000 shares of the Company’s common stock, par value $0.001 per share. As of May 1, 2005, 105,965,832 shares of the Company’s common stock were issued and outstanding. In addition, the Company previously filed a registration statement on Form SB-2, as amended, with the United States Securities and Exchange Commission (the “SEC”) on November 4, 2003, registering, among other shares of common stock of the Company, 39,839,286 shares of common stock that could be issued under an Equity Line of Credit Agreement with Cornell Capital Partners, LP (“Cornell”) dated October 31, 2003 (the “Equity Line”). As of August 6, 2004, the Company has issued 39,839,286 shares of common stock pursuant to the Equity Line. In addition, the Company previously filed a registration statement on Form SB-2, as amended, with the SEC on December 6, 2004 registering 100,000,000 shares of common stock that could be issued under a $1,250,000 convertible debenture issued to Cornell by the Company on October 8, 2004 (the “Debenture”). As of May 1, 2005, the Company as has issued 6,009,615 shares of common stock as a result of the conversion by Cornell of $150,000 under the Debenture.

     As of the date hereof, the Company has drawn down approximately $3,000,000 out of a total of $15,000,000 available under the Equity Line, leaving approximately $12,000,000 that can still be drawn down by the Company thereunder once it has registered a sufficient number of shares of its common stock. The Company intends to register additional shares of its stock pursuant to a Registration Statement on Form SB-2 once the shareholders of the Company approve of the increase in authorized common stock.

     The Board believes that there are certain advantages and disadvantages of voting for an increase in the Company’s authorized common stock.

     The advantages include the following:

     The ability to raise capital for the Company in an efficient manner, and without the necessity of having special stockholders meetings, by issuing common stock, including by drawing down funds under the Equity Line by issuing shares in connection therewith, which would in-turn provide the company with additional working capital for general corporate purposes and to pursue acquisitions and other business opportunities.

     Having shares available to issue in connection with the pursuit of business expansion opportunities as well as future acquisitions.

     Having shares to issue to employees, officers, directors and services providers and issuing them shares in exchange for services and as a form of incentive compensation.

     The disadvantages include the following:

     Dilution to the existing stockholders of the Company, including a decrease in the Company’s net income per share in future periods, which in-turn could cause the market price of the Company’s common stock to decline.

     Provoking short-selling of the Company’s common stock, which would put downward pressure on the market price thereof.

     Increasing the supply of shares of the Company’s common stock, which, without a corresponding increase in demand, could cause the market price of the Company’s common stock to decline.

     Potential change of control if all or a significant block of the shares of the Company’s common stock to be issued are held by one or more stockholders working together to effect such a change.

     Other than the Equity Line and Debenture, the Company does not currently have any other written or oral plans, arrangements or understandings to issue any of the additional shares of common stock that would be authorized by this proposed amendment to the Company’s Certificate of Incorporation.

     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, an amendment to the Company’s Certificate of Incorporation will be filed with the Delaware Secretary of State such that Article V thereof shall be amended to read as follows:

“The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 400,000,000 shares. Of such shares, 400,000,000 shall be common stock having par value $0.001 per share. The remaining shares shall be shares of Preferred Stock, par value $0.001 per share. The Preferred Stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations, preferences and other terms as the Board of Directors shall determine from time to time.”

Required Vote

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 200,000,000 to 400,000,000 shares. The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person, or represented by proxy and voted at the Meeting, is required to approve this proposal and thereby cause the amending of the Company’s Certificate of Incorporation.

Recommendation Of The Board

     The Board unanimously recommends a vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 200,000,000 to 400,000,000 shares.

DESCRIPTION OF SECURITIES

     Our Articles of Incorporation currently authorize us to issue 200,000,000 shares of common stock and 20,000,000 shares of undesignated preferred stock. At May 1, 2005, 105,965,832 shares of common stock were outstanding, and no shares of preferred stock were outstanding.

Common Stock

     The Company currently is authorized to issued 200,000,000 shares of common stock, $0.001 par value per share. Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of 50% or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary of involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Subject to the declaration and payment of dividends upon any preferred stock at the time outstanding, to the extent of any preference to which that preferred stock is entitled and after the provision for any sinking or purchase fund or funds for any series of any preferred stock has been complied with, the Board may declared and pay dividends on the common stock, payable in cash or other consideration, out of the funds legally available therefore. It is the Company’s present intention to retain earnings, if any, for use in its business. The payment of dividends on the common stock are, therefore, unlikely in the foreseeable future.

Preferred Stock

     The Company is currently authorized to issue 20,000,000 shares of undesignated preferred stock. The Board does not have the right to set forth the rights, designations, preferences or other terms of the preferred stock. Such rights and preferences must be authorized by the stockholders in accordance with Delaware law.

Options

     On October 24, 1996, BSI adopted the BSI2000, Inc. Stock Option Plan (“1996 Option Plan”) whereby the Board can issue both incentive stock options and nonqualified options to directors, employees, and consultants for the purpose of rewarding them for their past and future contributions to the growth of the Company. Under the 1996 Option Plan, 341,545 shares of the Company’s stock are reserved for options to be issued in the future. The purchase price per share of a non-qualified stock option shall not be issued at less than 85% of the fair market value at the date of grant. The purchase price per share of incentive stock options shall not be issued at less than the fair market value at the date of grant. All options issued under this plan terminate after five years. All options issued under this plan were issued at the market price at the date of issuance. The fair value of each option grant is estimated on the date of grant using the Black-Scholes Option Pricing Model with the following weighted-average assumptions used: expected life of five years, no volatility, risk free rate interest rate of 4.75% and a 0% dividend yield. Currently, there are no outstanding stock options issued under the 1996 Option Plan. As of May 1 2005, there were 4,147,500 options outstanding, all of which were issued in 2004 and 2005. These options have exercise prices ranging from $0.040 to $0.110 and an average exercise price of approximately $0.10. All of these options expire between February 1, 2009 and September 15, 2009.

Warrants

     The Company has periodically issued warrants in connection with certain private offerings undertaken by the Company and has also issued warrants to service providers in exchange for services rendered to the Company. Each warrant entitled the holder to purchase one share of the Company’s common stock at the price provided in the warrant agreement. As of May 1, 2005, there were 2,500,000warrants outstanding, all of which were issued in 2004 and 2005. Of that amount, (i) 250,000 were issued to Hawk Associates, Inc., a public relations firm, in exchange for services, and these warrants expire on February 1, 2009; (ii) 1,250,000 were issued to Excell HDI, a marketing and sales organization, in exchange for services, and these warrants expire on May 1, 2009; and (iii) 1,000,000 were issued to Mudengu, a company that is involved in a joint venture with BSI in South Africa, and these warrants expire on May 7, 2012. All of these outstanding warrants have an exercise price of $0.060 per share.

Convertible Debentures

     On July 7, 2003, the Company issued a convertible debenture to Cornell Capital Partners, LP in the original principal amount of $250,000. This debenture accrues interest at a rate of 5% per year and matures two years from its issuance date. The debenture is secured by substantially all of the Company’s non-cash assets. The debenture is convertible at the holder’s option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock as of the closing date (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at a conversion price equal to the lower of (x) 120% of the closing bid price of the common stock as of the closing date or (y) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. The Company has the right to redeem the debentures upon 30 days notice for 120% of the amount redeemed. Cornell Capital Partner converted these convertible debentures into 3,400,183 shares of our common stock between December 2003 and April 2004.

     On October 8, 2004, BSI issued a secured Convertible Debenture to Cornell Capital Partners in the principal amount of $500,000. The secured Convertible Debenture has a term of three years and is secured by all of the Company’s non-cash assets. At the Company’s option, the entire principal amount and all accrued interest can be either: (i) paid to the holder of the secured Convertible Debenture on the third-year anniversary of the secured Convertible Debenture or (ii) converted into shares of the Company’s common stock. The secured Convertible Debenture is convertible, at the holder’s option, into shares of BSI’s common stock at a price per share that is equal to the lesser of: (x) an amount equal to 120% of the volume weighted average price of our common stock as listed on a principal market, as quoted by Bloomberg, L.P., as of October 8, 2004, or (y) an amount equal to 80% of the average of the three lowest daily volume weighted average prices of our common stock, as quoted by Bloomberg, L.P., for the five trading days immediately preceding the conversion date. The secured Convertible Debenture accrues interest at the rate of 5% per annum. At the Company’s option, the secured Convertible Debenture may be paid in cash or converted into shares of the Company ’s common stock unless converted earlier by the holder. Except after an event of default, as set forth in the secured Convertible Debenture Agreement, the holder is not entitled to convert such debenture for a number of shares of BSI’s common stock in excess of that number of shares which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially held by such holder and its affiliates to exceed 4.99% of the Company’s outstanding shares of common stock. After the Company filed a registration statement with the SEC registering the shares of common stock underlying the secured Convertible Debenture, the Company issued a second secured Convertible Debenture to Cornell Capital Partners in the principal amount of $500,000 on December 10, 2004 upon the same terms and conditions as the first secured Convertible Debenture above, and the Company issued a third secured Convertible Debenture to Cornell Capital Partners in the principal amount of $250,000 on January 19, 2005 upon the same terms and conditions as the first secured Convertible Debenture above.

Rule 144

     In general, under Rule 144 of the Securities Act of 1933, as amended, a stockholder who owns restricted shares that have been outstanding for at least one year is entitled to sell, within any 3-month period, a number of these restricted shares that does not exceed the greater of 1% of the then outstanding shares of common stock immediately on the date of this prospectus, or the average weekly reported trading volume in the common stock during the four calendar weeks preceding filing of a notice on Form 144 with respect to the sale.

     In addition, affiliates must comply with the restrictions and requirements of Rule 144, other than the one-year holding period requirement, to sell shares of common stock that are not restricted securities. Sales under Rule 144 are also governed by manner of sale provisions and notice requirements, and current public information about us must be available. Under Rule 144(k), a stockholder who is not currently and who has not been for at least three months before the sale an affiliate and who owns restricted shares that have been outstanding for at least two years may resell these restricted shares without compliance with the above requirements.

Transfer Agent & Registrar

     The transfer agent and registrar for the Company’s common stock is Corporate Stock Transfer, Inc., 3200 Sherry Creek Drive South, Suite 430, Denver, Colorado 80209.

Limitation Of Liability And Indemnification Of Officers And Directors

     The Company’s Certificate of Incorporation include an indemnification provision under which the Company has agreed to indemnify directors and officers of the Company from and against certain claims arising from or related to future acts or omissions as a director or officer of the Company. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the SEC Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore, unenforceable.

Anti-Takeover Effects of Provisions of The Certificate of Incorporation

     The authorized but unissued shares of the Company’s common stock are available for future issuance without the approval of the Company’s stockholders. These additional shares may be utilized for a variety of corporate purposes, including but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’ desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

     The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company’s management.

PROPOSAL NO. 3 — ADOPTION OF THE BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN

     The Company’s stockholders are being asked to approve the BSI2000, Inc. 2005 Incentive Stock Option Plan (the “ISO Plan”), effective as of its receipt of Board approval on May 19, 2005, but subject to stockholder approval at the Meeting.

     The following is a summary of the principal provisions of the ISO Plan and its operation. A copy of the Plan is set forth in full in Exhibit A to this Proxy Statement, and the following description of the ISO Plan is qualified in its entirety by reference to said Exhibit.

     Please note, following the adoption of the ISO Plan by the shareholders of the Company, the Company intends to issue option grants to the following persons in the amounts set forth opposite their respective names:

		Number of Shares of Stock
		To Which Optionee is
		Entitled to Purchase
Optionee	Title/Position	Pursuant to Option Grant
Jack Harper	Chairman and President	8,000,000
Carl Sharp	Vice President of Sales	2,000,000
Jeffrey Rooks	Sales Executive	250,000
Glenn Junik	Vice President of Engineering	1,000,000
	Total:	11,250,000

     All of the grants listed in the above table will be new grants under the ISO Plan when it is adopted by the shareholders of the Company.

Summary of ISO Plan

     Article I — Purpose

     Equity incentives continually have been a significant component of compensation for many of our executive directors, officers and employees. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking compensation of executive directors, officers and employees to corporate performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve stockholder value.

     The ISO Plan is being proposed for approval as a replacement to the Company’s existing 1996 Stock Option Plan (the “1996 Option Plan”), principally because the ISO Plan expands the Company’s flexibility in granting options. If the ISO Plan receives stockholder approval at the Meeting, future awards of options by the Company to its executive directors (i.e., persons are both directors and officers of the Company), officer and employees will occur under the ISO Plan. In the absence of such approval, the 1996 Option Plan will remain in effect and available as a source for future awards to such persons.

     All options granted under the ISO Plan are intended to meet the terms of (and be classified as and qualify as) Section 422A under the Internal Revenue Code of 1986, as amended (the “Code”), for qualified incentive stock options (“ISOs”), as the options may only be granted to Eligible Optionees (as defined below). The ISO Plan shall always be administered in such a manner as to permit the options issued thereunder to qualify as incentive stock options under Section 422A of the Code.

     Article II — Definitions

     Definitions under the ISO Plan are noted throughout this Summary as appropriate.

     Article III — Administration

     The ISO Plan shall be administered by the Company’s Compensation Committee or such other Committee of the Board designated by the Board, or the Board in the absence of such a Committee (collectively, the “Committee”). No member of the Committee may vote on the issuance of an ISO to himself or herself. The Committee has the full power to grant ISOs under the ISO Plan, interpret and construe the ISO Plan, establish rules and regulations and perform all other acts it believes reasonable and proper in connection with the issuance and management of ISOs. The Committee shall also determine the eligibility of persons who may receive ISOs under the ISO Plan, and the amounts and terms of all ISOs granted under the ISO Plan, as well as cancellation of any ISOs under the ISO Plan. A majority of the Committee shall constitute a quorum for conducting business of the Committee with respect to the ISO Plan.

     Only ISOs to purchase shares of common stock of the Company (“Common Shares”) may be issued under the ISO Plan.

     Article IV — Number of Reserved Shares

     The Company shall reserve 20,000,000 Common Shares to issue under the ISO Plan, subject to adjustment from time to time as permitted under Article VII of the ISO Plan (the “Reserved Shares”). The Reserved Shares may be authorized but unissued or previously issued and subsequently reacquired shares. Any option issued under the ISO Plan which expires or is terminated for any reason without having been exercised shall be available for future issuance under the ISO Plan.

     Article V — Eligibility, Vesting and Allocation

     Only executive directors, officers and employees of the Company, its parent, subsidiaries and affiliated companies as determined by the ISO Plan’s Committee of the Board in its absence (collectively, “Eligible Optionees”) in connection with their hiring, retention, or otherwise may be granted options to purchase shares of common stock of the Company. The Committee shall determine the length of service required for each Eligible Optionee to participate in the ISO Plan, as well as the vesting of all options granted under the ISO Plan.

     Article VI — Terms and Conditions

     A Form of Option Agreement, which is issued to an Eligible Optionee upon being granted options under the ISO Plan, is provided in Attachment A to the ISO Plan, a copy of which is attached hereto.

     In most cases, the option price per share for ISOs granted under the ISO Plan shall be equal to or more than 100% of the Fair Market Value of a Common Share on the date of the grant. The "Fair Market Value” means the average of the highest and lowest reported sales prices of the Common Shares as reported in any trading market where the Company then is listed, or if there were no transactions in the Common Shares on such day, then the last preceding day on which transactions took place. If the Common Shares of the Company are not traded in any public market, then fair value may be established by reference to sales of Common Shares by the Company, or to sales by stockholders of outstanding Common Shares held by them, or to sales by third parties of outstanding Common Shares which had been owned by stockholders of record. Notwithstanding the foreoging, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for ISO Plan purposes or as is required by applicable laws or regulations. The Committee always shall take into account and duly consider developments in the Company since the date of the sale or sales being used to determine Fair Market Value, including without limitation material changes in earnings per Common Share, contracts for new business, and other factors.

     All ISOs must be granted within 10 years of the date the ISO Plan is adopted by the stockholders of the Company. Any ISO will remain exercisable until the termination thereof, even if the ISO Plan has been terminated.

     ISOs must be exercised by the end of the option exercise period established by the Committee with respect to such ISOs.

     ISOs shall be exercised by delivery of a written notice to the Company specifying the number of Common Shares to be purchased and payment in full of the exercise price therefor by cashier’s check, certified check, bank draft or money order made payable to the Company, or at the option of the Committee, the exercise price may also be paid by delivery of Common Shares with an aggregated Fair Market Value equal to the option price provided such shares have been owned by optionee for at least one year, or a combination of the foregoing, or any other lawful consideration approved by the Committee.

     Not less than one hundred Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase. Until an ISO is exercised in accordance with the terms of the ISO Plan, the optionee shall have none of the rights of a stockholder of the Company.

     Except by will or the laws of descent and distribution, and accept for transfers to Permitted Transferees (as defined below), no ISO, and no right or interest in any ISO, shall be assignable or transferable. Transfers to a Permitted Transferee shall be authorized only if (i) the transfer is a bona fide gift and not payment of anything to any person, directly or indirectly; (ii) the optionee receives nothing of value, directly or indirectly, for the gift; and (iii) the transferred ISOs continue to be subject to the identical terms and conditions as the ISOs prior to such transfer. A “Permitted Transferee” means an optionee’s family members, anyone sharing the optionee’s household, or a trust or other entity in which the optionee and family members hold more than 50% of its beneficial or voting interest.

     If an optionee ceases to be employed by the Company, dies, or become permanently or totally disabled while he or she is holding ISOs, each ISO shall expire as follows: (i) if the optionee’s termination of employment occurs for any reason except death, disability, or retirement pursuant to a Company approved retirement policy then in effect, during the first year after grant of the ISO, the optionee’s right to exercise shall terminate to the extent not theretofore exercised; (ii) if the optionee’s termination of employment occurs for any reason, except death or disability, more than 12 months after grant of the ISO, the Optionee shall have the right to exercise the ISO for three months after termination to the extent that it was exercisable on the date of termination; however, that if the employment of an optionee shall terminate, or if a director shall be removed, for cause, all ISOs theretofore granted to such optionee shall, to the extent not theretofore exercised, terminate forthwith; (iii) if at any time after date of the grant, the optionee (1) retires pursuant to a Company approved retirement policy then in effect, or (2) becomes permanently and totally disabled, the ISO shall become exercisable in full on the date of such retirement or disability and remain exercisable for one year; or (iv) if the optionee shall die while employed by the Company, the personal representative or administrator of the optionee’s estate or the person(s) to whom the Option was validly transferred by personal representative or administrator, shall have the right to exercise the ISO for one year after death.

     No transfer of an ISO by the will of an optionee, or by the laws of probate shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish validity of the transfer.

     Notwithstanding any other provision of the ISO Plan, the aggregate Fair Market Value of the Common Shares for which any optionee may be granted ISOs under the ISO Plan shall not exceed $100,000 in any calendar year.

     Article VII — Adjustments on Changes in Capitalization

     In the event that the outstanding Common Shares of the Company are subsequently changed into or exchanged for a different number or kind of shares or other securities of the Company, prompt, proportionate, equitable, lawful, and adequate adjustment shall be made of the aggregate number and kind of shares subject to ISOs which may have been granted, such that the optionee shall have the right to purchase such Common Shares as may be issued in exchange for those purchasable on exercise of the ISOs had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend not taken place. The foregoing adjustments and their manner of application shall be determined solely by the Committee. No fractional shares shall be issued under the ISO Plan on account of any such adjustments.

     Article VIII — Merger or Consolidation

     If the Company shall be a party to a binding agreement to any merger, consolidation, or reorganization of which the Company shall not be the survivor, each outstanding ISO shall pertain and apply to the securities which a stockholder of the Company would be entitled to receive pursuant to such merger, consolidation, or reorganization. Every Optionee shall have the right immediately prior to taking effect of such a transaction, to exercise the ISO to the extent not exercised by such date. If ISOs are not exercised by such date, the unexercised ISOs shall be deemed exchanged for new options to purchase common shares in the successor company, adjusted as necessary (as to price and/or number of shares) to preserve the optionee’s opportunity to buy stock in the successor company, in the proportion that the Common Shares (including ISOs as if they had been exercised before the transaction) bear to the total outstanding securities of the successor company.

     Article IX — Amendment and Termination of ISO Plan

     The Board, without further approval of the stockholders, and at any time and from time to time, may suspend or terminate the ISO Plan in whole or in part or amend it in such respects as the Board deems appropriate and in the best interest of the Company; provided, however, that no such amendment shall be made which would, without approval of the stockholders: (i) materially modify the eligibility requirements for receiving ISOs, (ii) increase the total number of Common Shares which may be issued pursuant to ISOs, except in accordance with Article VII of the ISO Plan, (iii) reduce the minimum exercise price per Common Share, except in accordance with Article VII of the ISO Plan, (iv) extend the period of granting ISOs, or (v) materially increase in any other way the benefits to optionees. No amendment, suspension, or termination of the ISO Plan shall, without the optionee’s consent, alter or impair any of the rights or obligations under issued ISOs. No ISO may be granted during any suspension of the ISO Plan or after termination of the ISO Plan.

     Article X — Regulations

     The obligation of the Company to issue Common Shares for exercised Incentive Stock Options shall be subject to all applicable laws and regulations, including without limitation (i) for citizens of the United States, the Securities Act of 1933, as amended, and state securities laws, (ii) for citizens of Canada and other jurisdictions, the securities laws of Canada and other jurisdictions, and (iii) if the Company is listed, on the NASDAQ market system, or the requirements of other exchanges or quotation markets.

     Article XI — Miscellaneous Provisions

     The members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the ISO Plan or any ISO granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit, or proceeding, a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on her or his own behalf.

     Notwithstanding anything to the contrary in the ISO Plan, if the Committee in good faith finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of her or his employment by the Company or any subsidiary corporation, which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the optionee shall forfeit all unexercised ISOs.

     Article XII — Information Delivery Requirements

     In order that the Company complies with its obligations under the securities laws, an optionee desiring to exercise his or her ISOs shall notify the Chief Executive Officer or Chief Financial Officer of the Company of his or her intention, in writing. Officers of the Company shall meet with the individual to deliver and discuss the following information: if the Company is registered with the United States Securities and Exchange Commisison, copies of its last annual report, quarterly report, proxy statement and any Form 8-K reports; if the Company is not so registered, then copies of the audited financial statements for the last fiscal year and unaudited interim financial statements; a summary of current and expected contracts and overall business strategy; copies of the Articles of Incorporation and significant business contracts in place; and copies of debt/credit financial instruments, and any other document material to the evaluation of an investment in the Company. Prior to the exercise of the ISO, the optionee shall acknowledge receipt of the delivered information in writing.

     Article XIII — Disposition of Stock Acquired on Exercise of an Incentive Stock Option

     A disposition of common stock acquired by exercise of an ISO, where the disposition occurs after two years from the grant of the ISO will qualify the receipt of proceeds from disposition as capital gains income, provided that at least one year has elapsed between exercise of the ISO and disposition of the Common Shares.

     A disposition of common stock acquired by exercise of an ISO, where the disposition occurs less than two years from the grant of the ISO, will disqualify the receipt of proceeds from disposition as capital gains income, such that (i) the receipt of such proceeds will be recognized as compensation income in the calendar year of disposition, equal to the difference between the exercise price and the fair market value of the Common Shares at the time of exercise; and (i for purposes of calculating capital gains tax on disposition proceeds, the basis shall equal the exercise price plus the amount of compensation income recognized.

     Article XIV — Stockholder Approval and Effective Date

     The ISO Plan is effective as of the date of approval by the Board, provided that the stockholders approve the ISO Plan within 12 months thereafter.

Required Vote

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the adoption of the ISO Plan. The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person, or represented by proxy and voted at the Meeting, is required to approve the adoption of the ISO Plan.

Recommendation Of The Board Of Directors

     The Board unanimously recommends a vote “FOR” the adoption of the ISO Plan.

PROPOSAL NO. 4 – ADOPTION OF THE BSI2000, INC.
INCENTIVE STOCK OPTION PLAN FOR NON-EXECUTIVE DIRECTORS AND CONSULTANTS

     The following is a summary of the principal provisions of the BSI2000, Inc. Incentive Stock Option Plan for Non-Executive Directors and Consultants (the “D&C Plan”) and its operation. A copy of the D&C Plan is set forth in full in Exhibit B to this Proxy Statement, and the following description of the D&C Plan is qualified in its entirety by reference to said Exhibit.

     Please note, following the adoption of the D&C Plan by the shareholders of the Company, the Company intends to issue option grants to the following persons in the amounts set forth opposite their respective names:

		Number of Shares of
		Stock To Which Optionee
		is Entitled to Purchase
		Pursuant to Option
Optionee	Title/Position	Grant
Richard A. Kirk	Non-Executive Director	3,000,000
John Woods	Non-Executive Director	2,000,000
Vincent Fulginiti	Former Non-Executive Director	250,000
Marshall Kaplan	Former Non-Executive Director	250,000
Fritz Keefner	Former Non-Executive Director	250.000
Bernard Nann	Former Non-Executive Director	50,000
	Total:	5,800,000

     All of the grants listed in the above table will be new grants under the D&C Plan when it is adopted by the shareholders of the Company, except that Messrs. Kirk, Woods and Nann were previously awarded options to purchase 250,000, 250,000 and 50,000 shares of the Company’s common stock, respectively, under the Company’s existing 1996 Option Plan. Upon adoption of the D&C Plan by the Company’s shareholders, the Board intends to cancel these three prior option grants and issue Messrs. Kirk, Woods and Nann the respective amounts set forth opposite their names in the table above.

Summary of D&C Plan

     Article I — Purpose

     Equity incentives continually have been a component of compensation for our non-executive directors and consultants. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking compensation of non-executive directors and consultants to performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve stockholder value. Further, the granting of options encourages ownership of stock by non-executive directors, something the Board and our stockholders have valued in the past.

     The D&C Plan is being proposed for approval as a replacement to the Company’s existing 1996 Stock Option Plan principally because the D&C Plan expands the Company’s flexibility in granting options. If the D&C Plan receives stockholder approval at the Meeting, future awards of options by the Company to its non-executive directors and consultants will occur under D&C Plan. In the absence of such approval, the 1996 Option Plan will remain in effect and available as a source for future awards to such persons.

     Article II — Definitions

     Definitions under the D&C Plan are noted throughout this Summary as appropriate.

     Article III — Administration

     Like the ISO Plan, the D&C Plan shall be administered by the Committee. The Committee has the full power to grant nonqualified stock options (“Non-ISOs”) under the D&C Plan, interpret and construe the D&C Plan, establish rules and regulations and perform all other acts it believes reasonable and proper in connection with the issuance and management of Non-ISOs. The Committee shall also determine the eligibility of persons who may receive Non-ISOs under the D&C Plan, and the amounts and terms of all Non-ISOs granted under the D&C Plan, as well as cancellation of any Non-ISOs under the D&C Plan.

     Only Non-ISOs to purchase Common Shares may be issued under the D&C Plan.

     If there are four or more members of the Committee present at a meeting thereof, a majority of the members shall constitute a quorum for the transaction of business, and the vote of a majority of those members present shall decide any question brought before the meeting. If there are three or fewer members of the Committee present at a meeting thereof, all members shall constitute a quorum and the vote of all the members shall decide any question brought before the meeting.

     The D&C Plan shall always be administered in such a manner that the Non-ISOs granted thereunder conform to D&C Plan provisions.

     Article IV — Number of Reserved Shares

     The Company shall reserve 5,000,000 Common Shares to issue under the D&C Plan, subject to adjustment from time to time as permitted under Article VII of the D&C Plan. Such shares may be authorized but unissued or previously issued and subsequently reacquired shares. Any option issued under the D&C Plan which expires or is terminated for any reason without having been exercised shall be available for future issuance under the D&C Plan.

     Article V — Eligibility, Vesting and Term of Options

     Non-ISOs under the D&C Plan may be granted only to non-executive directors of the Company, as determined by the Committee, and to consultants under contracts to provide services to the Company. The exercise of Options granted to financial or public relations or investor relations consultants shall not be registered in a registration statement on Form S-8 filed with the SEC by the Company.

     All Non-ISOs issued under the D&C Plan shall vest (and be exercisable) at such times as determined by the Committee.

     The term of each Non-ISO issued under the D&C Plan shall be 10 years from the date of grant, unless terminated otherwise in accordance with the D&C Plan.

     Article VI — Terms and Conditions

     A Form of Option Agreement, which is issued to an Eligible Optionee upon being granted options under the D&C Plan, is provided in Attachment A to the D&C Plan, a copy of which is attached hereto.

     The option price per share for Non-ISOs granted under the D&C Plan shall be equal to or more than 100% of the Fair Market Value of a Common Share on the date of the grant.

     All Non-ISOs must be granted within 10 years of the date the D&C Plan is adopted by the stockholders of the Company. Any Non-ISO will remain exercisable until the termination thereof, even if the D&C Plan has been terminated.

     Non-ISOs must be exercised by the end of the option exercise period established by the Committee with respect to such Non-ISOs.

     Non-ISOs shall be exercised by delivery of a written notice to the Company specifying the number of Common Shares to be purchased and payment in full of the exercise price therefor by cashier’s check, certified check, bank draft or money order made payable to the Company, or at the option of the Committee, the exercise price may also be paid by delivery of Common Shares with an aggregated Fair Market Value equal to the option price provided such shares have been owned by optionee for at least one year, or a combination of the foregoing, or any other lawful consideration approved by the Committee.

     Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase. Until a Non-ISO is exercised in accordance with the terms of the D&C Plan, the optionee shall have none of the rights of a stockholder of the Company.

     Except by will or the laws of descent and distribution, and accept for transfers to Permitted Transferees, no Non-ISO, and no right or interest in any Non-ISO, shall be assignable or transferable. Transfers to a Permitted Transferee shall be authorized only if (i) the transfer is a bona fide gift and not payment of anything to any person, directly or indirectly; (ii) the optionee receives nothing of value, directly or indirectly, for the gift; and (iii) the transferred Non-ISOs continue to be subject to the identical terms and conditions as the Non-ISOs prior to such transfer.

     Unless otherwise provided in the Option Agreement, Non-ISOs issued under the D&C Plan shall be exercisable during the optionee’s lifetime (even if the Optionee ceases to be a non-executive director or a consultant to the Company) only by the optionee, or by Permitted Transferees, or by persons holding such options by will or the laws of descent and distribution.

     If an optionee ceases to be a non-executive director or consultant because of fraud, misappropriation of Company assets or corporate opportunities, or fraud or intentional misrepresentation of facts reasonably deemed by the Board to be material to the Company, then all of his or her Non-ISOs shall immediately become void. Options held by Permitted Transferees who acquired same prior to the dates of conduct which terminated the optionee’s director or consultant status, shall be exercisable for three months following termination, and then shall become void if not exercised.

     Article VII — Adjustments on Changes in Capitalization

     In the event that the outstanding Common Shares of the Company are subsequently changed into or exchanged for a different number or kind of shares or other securities of the Company, prompt, proportionate, equitable, lawful, and adequate adjustment shall be made of the aggregate number and kind of shares subject to ISOs which may have been granted, such that the optionee shall have the right to purchase such Common Shares as may be issued in exchange for those purchasable on exercise of the ISOs had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend not taken place. Rights under granted but unexercised Non-ISOs or portions thereof, as to the exercise price per share, shall be adjusted appropriately; such adjustment shall be made without change in the total exercise price applicable to the unexercised Non-ISOs. The foregoing adjustments and their manner of application shall be determined solely by the Committee. No fractional shares shall be issued under the D&C Plan on account of any such adjustments.

     Article VIII — Merger or Consolidation

     If the Company shall be a party to a binding agreement to any merger, consolidation, or reorganization of which the Company shall not be the survivor, each outstanding Non-ISO shall pertain and apply to the securities which a stockholder of the Company would be entitled to receive pursuant to such merger, consolidation, or reorganization. Every Optionee shall have the right immediately prior to taking effect of such a transaction, to exercise the Non-ISO to the extent not exercised by such date. If Non-ISOs are not exercised by such date, the unexercised Non-ISOs shall be deemed exchanged for new options to purchase common shares in the successor company, adjusted as necessary (as to price and/or number of shares) to preserve the optionee’s opportunity to buy stock in the successor company, in the proportion that the Common Shares (including Non-ISOs as if they had been exercised before the transaction) bear to the total outstanding securities of the successor company.

     Article IX — Amendment and Termination of D&C Plan

     The Board, without further approval of the stockholders, and at any time and from time to time, may suspend or terminate the D&C Plan in whole or in part or amend it in such respects as the Board deems appropriate and in the best interest of the Company; provided, however, that no such amendment shall be made which would, without approval of the stockholders: (i) materially modify the eligibility requirements for receiving Non-ISOs, (ii) reduce the minimum exercise price per Common Share, except in accordance with Article VII of the D&C Plan, (iii) extend the period of granting Non-ISOs, or (iv) materially increase in any other way the benefits to optionees. No amendment, suspension, or termination of the D&C Plan shall, without the optionee’s consent, alter or impair any of the rights or obligations under issued Non-ISOs. No Non-ISO may be granted during any suspension of the D&C Plan or after termination of the D&C Plan.

     Article XI — Miscellaneous Provisions

     The members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the D&C Plan or any Non-ISO granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit, or proceeding, a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on her or his own behalf.

     Article XII — Board Approval and Effective Date

     The D&C Plan is effective as of the date of approval by the Board.

Required Vote

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the adoption of the D&C Plan. The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person, or represented by proxy and voted at the Meeting, is required to approve the adoption of the D&C Plan.

Recommendation Of The Board

     The Board unanimously recommends a vote “FOR” the adoption of the D&C Plan.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     In order for stockholder business to be included in the Company’s Proxy Statement for the next Annual Meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2006 Annual Meeting must be received at the Company’s principal executive offices at 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215 by no later than February 28, 2006 to be considered timely. Inclusion of stockholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the SEC.

OTHER MATTERS

     The Board knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Independent Registered Accounting Firm; Presence at Meeting

     The firm of Ehrhardt Keefe Steiner & Hottman PC served as the Company’s Independent Registered Accounting Firm for fiscal year 2004. A representative of the firm will be available to respond to stockholders’ questions at the Meeting. This representative will also have an opportunity to make a statement if he or she desires to do so. The Company has selected Ehrhardt Keefe Steiner & Hottman PC as its Independent Registered Accounting Firm for fiscal year 2005.

Audit Fees

     The aggregate fees billed for professional services rendered was $54,943 for the audit of the Company’s annual financial statements for the year ended December 31, 2004 and the reviews of the financial statements included in the Company’s Forms 10-KSB for that fiscal year.

Financial Information Systems Design and Implementation Fees

     None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2004.

All Other Fees

     Other than the services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” the aggregate fees billed for services rendered by the principal accountant was $3,200 for the year ended December 31, 2004.

Proxy Solicitation Costs

     The Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference of Certain Financial Information; Form 10-KSB For Fiscal Year Ended December 31, 2004; Form 10-QSB For Three Months Ended March 31, 2005

     Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company’s Form 10-KSB for the fiscal year ended December 31, 2004 and the Company’s Form 10-QSB for the three months ended March 31, 2005, copies of each of which are attached hereto as Exhibit C and Exhibit D, respectively. You may also obtain additional copies of these documents by writing to the Company’s Corporate Secretary, Richard Kirk, at BSI2000, Inc., 12600 West Colfax Avenue, Suite B410, Lakewood, Colorado 80215, or by going online at the Company’s website at www.bsi2000.com.

     In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Proxy Statement will include a manually signed copy of the accountant’s report.

By Order of the Board of Directors,

/s/ Jack Harper
Jack Harper, Chairman and President

Lakewood, Colorado

Date: June 6, 2005

EXHIBIT A - BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN

Article I

Purpose

     This Incentive Stock Option Plan (hereafter the “Plan”) of BSI2000, Inc. (the “Company”) for executive and other key persons and employees, is intended to advance the Company by providing an incentive to obtain a proprietary interest to those persons who have management and key employment responsibilities, and to others who serve the Company.

Article II

Definitions

     For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have these meanings:

     a. “Board” shall mean the Company’s Board of Directors.

     b. “Code” shall mean the Internal Revenue Code of 1986 as amended from time to time, and the rules and regulations promulgated thereunder.

     c. “Committee” shall mean the Compensation Committee, or such other committee of the Board designated by the Board to administer the Plan. Until such time as the Board may designate such committee, this Plan shall be administered by the Board. The Committee shall be composed of not less than two persons appointed by the Board; Committee members also may be members of the Board. Options also may be granted by the Board. No member of the Committee or of the Board shall vote on issuance of an Incentive Stock Option to himself or herself.

     d. “Common Shares” shall mean shares of the Company’s Common Stock, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

     e. “Company” shall mean BSI2000, Inc., a Delaware corporation, and any parent or subsidiary of such corporation, as the terms “parent” and “subsidiary” are defined in Sections 425(e) and (f) of the Code.

     f. “Fair Market Value” shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares as reported in any trading market where the Company then is listed, or if there were no transactions in the Common Shares on such day, then the last preceding day on which transactions took place. If the Common Shares of the Company are not traded in any public market, then fair value may be established by reference to sales of Common Shares by the Company, or to sales by stockholders of outstanding Common Shares held by them, or to sales by third parties of outstanding Common Shares which had been owned by stockholders of record (for example, sales by a trustee in bankruptcy or a secured creditor or by order of court in domestic relations or probate proceedings). The above notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations. The Committee always shall take into account and duly consider developments in the Company since the date of the sale or sales being used to determine Fair Market Value, including without limitation material changes in earnings per Common Share, contracts for new business, and other factors.

     g. “Incentive Stock Option” or “ISO” or “Option” shall mean a stock option issued under the Plan which is intended to meet the terms of Code Section 422A for qualified options (i.e., a “Qualified Incentive Stock Option”).

     h. “Optionee” shall mean the person to whom has been granted an Incentive Stock Option.

     i. “Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares.

     j. “Ten Percent Stockholder” shall mean an employee who owns 10% or more of the Common Shares, calculated under Code Section 422A(b)(6). Attribution rules under Code Section 425(d) are applicable to determine whether the 10% ownership rule is satisfied.

     k. “Vesting” and “vested” shall mean the times(s) when options are exercisable as determined by the Committee (or the Board if no Committee has been established), subject to the provisions of this Plan.

Article III

Administration

     3.1 The Committee (or the Board, until a Committee is designated) shall administer the Plan with full power to grant Incentive Stock Options, and construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper.

     3.2 The determination of those eligible to receive Incentive Stock Options, and the amount and terms and conditions of such Options shall rest in the sole discretion of the Committee (or the Board, if no Committee is designated), subject to the provisions of this Plan. Eligibility and vesting shall be determined under Article V.

     3.3 The Committee may cancel any Incentive Stock Options if an Optionee conducts herself or himself in a manner which the Committee in good faith determines to be not in the best interests of the Company, as set forth in Section 11.7.

     3.4 The Board, or the Committee, may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any granted Incentive Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

     3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

     3.6 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. Notice of meetings shall be made in the same manner as required for Board meetings under the Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the signed affirmative vote, taken without an actual meeting, of all members. All proceedings of the Committee shall be evidenced by complete and detailed minutes, signed by the Committee members.

     3.7 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on her or his own part, including, but not limited to, the exercise of any power or discretion given to her or him under the Plan, except those resulting from her or his own bad faith, gross negligence, or willful misconduct.

     3.8 The Plan shall always be administered in such a manner as to permit the Options to qualify as “incentive stock options” under Section 422A of the Code.

     3.9 Management of the Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their duties and performance, and current information on death, retirement and disability or other termination of employment of Optionees, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with clerical and other assistance as necessary in performance of its duties hereunder.

Article IV

Number of Reserved Shares

     4.1 Reserved Shares. The total number of Common Shares of the Company available for issuance under the Plan shall be 20,000,000 shares, subject to adjustment under Article VII. The reserved shares may be either authorized but unissued, or previously issued and subsequently reacquired.

     4.2 Shares Under Expired or Terminated Options. If an Incentive Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall be available for future grants of Incentive Stock Options.

Article V

Eligibility, Vesting and Allocation

     5.1 Eligibility. Qualified Incentive Stock Options may be granted to officers and employees of the Company and of the Company’s parent, subsidiary or affiliate companies, as determined by the Committee.

     The Compensation Committee shall determine the length of service required for each Optionee to be eligible to participate in this Plan.

     5.2 Vesting. Subject to Section 6.8, Incentive Stock Options generally shall be exercisable at the rates established by the Committee.

     5.3 Allocation. The number of Incentive Stock Options to be issued in any calendar year shall be in the discretion of the Committee (or the Board if no Committee has been established).

Article VI

Terms and Conditions

     6.1 Form of Option Agreement. All Incentive Stock Options shall be evidenced by agreements in the form of Attachment A hereto, or in such other form as may be duly approved pursuant to this Plan. Any such other form shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, but always shall include the provisions set forth in Sections 6.2 through 6.10 below.

     6.2 Price. The option price per share for Qualified Incentive Stock Options shall be equal to or more than 100% of the Fair Market Value of a Common Share on the grant date. The price at which shares may be purchased on exercise of an Incentive Stock Option by a Ten Percent Stockholder shall be not less than 110% of the Fair Market Value on the grant date.

     6.3 Time of Grant. All Incentive Stock Options must be granted within 10 years from the date this Plan is adopted by stockholders. An Incentive Stock Option will remain exercisable until termination of the Option, even if the Plan itself has been terminated.

     6.4 Time of Exercise. No Incentive Stock Option granted to any Ten Percent Stockholder shall be exercisable after the expiration of five years from the date such is granted. Subject to Article V, the Committee may establish installment exercise terms for an Incentive Stock Option, such that the Option becomes fully exercisable over a series of cumulating portions.

     If an Optionee shall not, in any given installment period, purchase all the Common Shares available within such period, such Optionee’s right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such Option, unless there is a contrary provision in the Stock Option Agreement.

     6.5 Exercise. An Incentive Stock Option shall be exercised by delivery of (a) a written notice of exercise (in the form of Attachment B hereto) to the Company specifying the number of Common Shares to be purchased, and (b) payment of the full price of such Common Shares, as set forth in Section 6.6.

     Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase. Until the Common Shares represented by an exercised Option are issued to an Optionee, she or he shall have none of the rights of a stockholder.

     6.6 Method of Payment. The purchase price for an Incentive Stock Option or portion thereof may be paid:

     a. In United States dollars by cashier’s check, certified check, bank draft, or money order payable to order of the Company in an amount equal to the option price; or

     b. At the discretion of the Committee, through the delivery of fully paid and non-assessable Common Shares, with an aggregate Fair Market Value on the date of the exercise equal to the option price, provided such tendered shares have been owned by the Optionee for at least one year prior to such exercise; or

     c. By a combination of a. and b.; or

     d. In any other lawful consideration approved by the Committee, including without limitation salary set-offs, and exchange of options with higher exercise prices.

     The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise, and may impose limitations on such use of Common Shares.

     6.7 Transferability. Except by will or the laws of descent and distribution as provided by Section 6.8(c) below, and except for transfers to a Permitted Transferee, no Option, and no right or interest in any Incentive Stock Option, shall be assignable or transferable. Transfers to a Permitted Transferee shall be authorized only if (i) the transfer is a bona fide gift and not payment of anything to any person, directly or indirectly; (ii) the Optionee receives nothing of value, directly or indirectly, for the gift; and (iii) the transferred Options continue to be subject to the identical terms and conditions as the Options prior to such transfer. A Permitted Transferee means (and shall be limited to) an Optionee’s Family Members: child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- or sister-in-law (including adoptive relationships); anyone sharing the Optionee’s household (but not as a tenant or employee), or a trust or other entity in which the Optionee and Family Members hold more than 50% of its beneficial or voting interest. It is intended that the preceding comply with General Instruction A(l)(a)(5) to Form S-8 adopted by the Securities and Exchange Commission.

     6.8 Termination of Employment, Disability, or Death of Optionee. If an Optionee shall cease to be employed by the Company, dies, or become permanently or totally disabled (within the meaning of Section 22(e)(3) of the Code) while he or she is holding Options, each Option shall expire as follows:

     a. If the Optionee’s termination of employment occurs for any reason except death, disability, or retirement pursuant to a Company approved retirement policy then in effect, during the first year after grant of the Option, the Optionee’s right to exercise shall terminate to the extent not theretofore exercised

     b. If the Optionee’s termination of employment occurs for any reason, except death or disability, more than 12 months after grant of the Option, the Optionee shall have the right to exercise the Option for three months after termination to the extent that it was exercisable on the date of termination; however, that if the employment of an Optionee shall terminate, or if a director shall be removed, for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith.

     c. If at any time after date of the grant, the Optionee (i) retires pursuant to a Company approved retirement policy then in effect, or (ii) becomes permanently and totally disabled (within the meaning of Section 105(b)(4) of the Code), the Option shall become exercisable in full on the date of such retirement or disability and remain exercisable for one year.

     d. If the Optionee shall die while employed by the Company, the personal representative or administrator of the Optionee’s estate or the person(s) to whom the Option was validly transferred by personal representative or administrator, shall have the right to exercise the Option for one year after death.

     No transfer of an Incentive Stock Option by the will of an Optionee, or by the laws of probate shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish validity of the transfer.

     6.9 Leaves of Absence. For purposes of the Plan, it shall not be considered a termination of employment when an Optionee is placed by the Company on military or sick leave or other type of leave of absence considered as continuing intact the employment relationship. In case of a leave of absence other than military leave, the employment relationship shall be continued until the later of the date when such leave equals 90 days or the date when the Optionee’s right to reemployment with. the Company shall no longer be guaranteed by statute or contract.

     6.10 Annual $100,000 Limit on each ISO Optionee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Common Shares, determined as of the time such Option is granted, for which any Optionee may be granted Incentive Stock Options under the Plan shall not exceed $100,000 in any such same calendar year. The Compensation Committee may reclassify Options from unqualified to qualified status under the Code form time to time to maximize the tax benefits to Optionees.

Article VII

Adjustments on Changes in Capitalization

     7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, prompt, proportionate, equitable, lawful, and adequate adjustment shall be made of the aggregate number and kind of shares subject to Options which may have been granted, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for those purchasable on exercise of the Options had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend not taken place;

     7.2 The foregoing adjustments and their manner of application shall be determined solely by the Committee (or by the Board, if there be no committee). No fractional shares shall be issued under the Plan on account of any such adjustments.

Article VIII

Merger or Consolidation

     8.0 If the Company shall be a party to a binding agreement to any merger, consolidation, or reorganization of which the Company shall not be the survivor, each outstanding Option shall pertain and apply to the securities which a stockholder of the Company would be entitled to receive pursuant to such merger, consolidation, or reorganization. Every Optionee shall have the right immediately prior to taking effect of such a transaction, to exercise the Option to the extent not exercised by such date. If Options are not exercised by such date, the unexercised Options shall be deemed exchanged for new options to purchase common shares in the successor company, adjusted as necessary (as to price and/or number of shares) to preserve the Optionee’s opportunity to buy stock in the successor company, in the proportion that the Common Shares (including Options as if they had been exercised before the transaction) bear to the total outstanding securities of the successor company.

     Notwithstanding anything in this Plan to the contrary, if there is a Change in Control (as defined below) of the Company, all unvested outstanding Options of the Company shall immediately vest as of the day immediately preceding such Change in Control. For purposes of this Article VIII, “Change in Control” means any transaction or series of related transactions whereby an individual or group (as such term is defined in the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) comes to own more than twenty-five percent (25%) of the outstanding stock of the Company, including options and warrants to purchase common stock of the Company or any other securities convertible into common stock of the Company, as a result of such transaction or series of related transactions. Notwithstanding the foregoing, the definition of “group” for purposes of this Article VIII shall be deemed to exclude the officers and directors of the Company as of the date this Plan is adopted by the Board.

Article IX

Amendment and Termination of Plan

     9.1 The Board, without further approval of the stockholders, and at any time and from time to time, may suspend or terminate the Plan in whole or in part or amend it in such respects as the Board deems appropriate and in the best interest of the Company; provided, however, that no such amendment shall be made which would, without approval of the stockholders:

     a. Materially modify the eligibility requirements for receiving Options;

     b. Increase the total number of Common Shares which may be issued pursuant to Options, except in accordance with Article VII;

     c. Reduce the minimum exercise price per Common Share, except in accordance with Article VII;

     d. Extend the period of granting Options; or

     e. Materially increase in any other way the benefits to Optionees.

     9.2 No amendment, suspension, or termination of this Plan shall, without the Optionee’s consent, alter or impair any of the rights or obligations under issued Options.

     9.3 The Board may amend the Plan, subject to the limitations cited above, as may be necessary to permit the granting of Incentive Stock Options meeting the requirements of the Code.

     9.4 No Option may be granted during any suspension of the Plan or after termination of the Plan.

Article X

Regulations

     10.0 The obligation of the Company to issue Common Shares for exercised Incentive Stock Options shall be subject to all applicable laws and regulations, including without limitation (i) for citizens of the United States, the Securities Act of 1933 and state securities laws, (ii) for citizens of Canada and other jurisdictions, the securities laws of Canada and other jurisdictions, and (iii) if the Company is listed, on the NASDAQ market system, or the requirements of other exchanges or quotation markets.

Article XI

Miscellaneous Provisions

     11.1 No Right to Employment. No person shall have any claim or right to be granted an Option under the Plan, and the grant thereof under the Plan shall not be construed as giving any person the right to be employed by or retained as a consultant for the Company, or to continue any such employment or consulting status.

     11.2 Plan Expenses. The Company will pay all expenses of administering this Plan.

     11.3 Use of Exercise Proceeds. Money received from Optionees on the exercise of Options shall be used for the general corporate purposes of the Company.

     11.4 Foreign Nationals. Without amending the Plan, grants may be made to employees of the Company who are foreign nationals or employed outside the United States, or both, on terms and conditions consistent with the Plan’s purpose but different from those specified in the Plan as may be necessary or desirable to create equitable opportunities, given differences in tax laws.

     11.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit, or proceeding, a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on her or his own behalf.

     11.6 Substitute Options. Options may be granted under this Plan from time to time in substitution for options held by employees of other corporations who become employees of the Company as the result of a merger or the consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company.

     11.7 Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee in good faith finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of her or his employment by the Company or any subsidiary corporation, which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Options.

Article XII

Information Delivery Requirements

     12.1 In order that the Company complies with its obligations under the securities laws, an Optionee desiring to exercise his or her options will notify the Chief Executive Officer or Chief Financial Officer of the Company of his or her intention, in writing. Officers of the Company shall meet with the individual to deliver and discuss the following information: If the Company is registered with the SEC, copies of its last annual report, quarterly report, proxy statement and any Form 8-K reports; if the Company is not so registered, then copies of the audited financial statements for the last fiscal year and unaudited interim financial statements; a summary of current and expected contracts and overall business strategy; copies of the articles of incorporation and significant business contracts in place; and copies of debt/credit financial instruments, and any other document material to the evaluation of an investment in the Company. Prior to the exercise of the Option, the Optionee shall acknowledge receipt of the delivered information in writing.

Article XIII

Disposition of Stock Acquired on Exercise of an Incentive Stock Option

     13.1 Qualifying Disposition. A disposition of Common Stock acquired by exercise of an ISO, where the disposition occurs after two years from the grant of the ISO will qualify the receipt of proceeds from disposition as capital gains income, provided that at least one year has elapsed between exercise of the ISO and disposition of the Common Shares.

     13.2 Disqualifying Disposition. A disposition of Common Stock acquired by exercise of an ISO, where the disposition occurs less than two years from the grant of the ISO, will disqualify the receipt of proceeds from disposition as capital gains income, such that (a) the receipt of such proceeds will be recognized as compensation income in the calendar year of disposition, equal to the difference between the exercise price and the fair market value of the Common Shares at the time of exercise; and (b) for purposes of calculating capital gains tax on disposition proceeds, the basis shall equal the exercise price plus the amount of compensation income recognized.

Article XIV

Stockholder Approval and Effective Date

     14.0 This Plan is effective as of the date of approval by the Board of Directors (___, 2005), provided that the stockholders approve the plan within 12 months after that date.

******

ATTEST:	BSI2000, INC.

Secretary	President

ATTACHMENT A TO PLAN

Number of Shares: ___

Date of Grant: ____________, 20___

Stock Option Agreement

     Agreement made this ______ day of ______, ______, between (“Optionee”) and BSI2000, Inc. (the “Company”).

     1. Grant of Option. The Company, pursuant to the provisions of the Company’s Incentive Stock Option Plan (“Plan”), hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of

     Common Shares, at the purchase price of $______ per Share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated herein by reference.

     In the event of any conflict between this Agreement and the Plan, the Plan shall control.

     2. Exercise. This Option shall be exercisable in whole or in part (in multiples of 100 Shares, unless for the balance of this Option) on or before _________, 20___.

     This Option shall be exercisable by delivery to the Company of a notice of election to exercise, in the form attached hereto, specifying the number of Shares to be purchased and accompanied by payment of the full purchase price. A copy of this Stock Option Agreement shall also be delivered to the Company along with the notice of election of exercise, for the Company’s endorsement of exercise on Schedule I and return to the Optionee for his or her records.

BSI2000, Inc.

By:

ATTACHMENT B TO PLAN

BSI2000, Inc.
12600 West Colfax Avenue
Suite B410
Lakewood, Colorado 80215

     In accordance with Paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on, I hereby elect to exercise this Option to the extent of _________Common Shares, by (circle method used):

     1. A cashier’s check, certified check, bank draft, or money order payable to order of the Company in an amount equal to the option price; or

     2. Shares I already own; or

     3. A combination of 1 and 2: $_________ cash and _________ shares.

     When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement, in the event there remains an unexercised balance of Shares under the Option, at the following address:

Very truly yours,

Optionee Signature

Print Name:

SCHEDULE I TO PLAN

Date	Shares Purchased	Payment Received	Unexercised Shares Remaining	Issuing Officer Initials

EXHIBIT B - BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN
FOR NON-EXECUTIVE DIRECTORS AND CONSULTANTS

Article I

Purpose

     This Stock Option Plan for Non-Executive Directors and Consultants (hereafter the “Plan”) of BSI2000, Inc. (the “Company”) is intended to encourage the ownership of stock in the Company by non-executive directors and their continued service, and to provide a means of compensation of consultants who provide services to the Company.

Article II

Definitions

     For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth:

     a. “Board” shall mean the Company’s Board of Directors.

     b. “Code” shall mean the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder.

     c. “Committee” shall mean the Compensation Committee, or such other committee of the Board designated by the Board to administer the Plan. The Committee shall be composed of not less than two persons appointed by the Board; Committee members also may be members of the Board.

     d. “Common Shares” shall mean shares of the Company’s Common Stock, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

     e. “Company” shall mean BSI2000, Inc., a Delaware corporation, and any parent or subsidiary corporation of it, as “parent” and “subsidiary” are defined in Sections 425(e) and (f) of the Code.

     f. “Fair Market Value” shall mean the closing sales price of the Common Shares as reported in any trading market where the Company then is listed, or if there were then no sales, then the closing sales price for the preceding day when there were sales. If the Common Shares of the Company are not traded in any public market, then fair value may be established by reference to sales of Common Shares by the Company, or to sales by stockholders of outstanding Common Shares held by them, or to sales by third parties of outstanding Common Shares which had been owned by stockholders of record (for example, sales by a trustee in bankruptcy or a secured creditor or by order of court in domestic relations or probate proceedings). The above notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes.

     g. “Option” shall mean a stock option issued under the Plan. All Options are nonqualified; none of the Options issued under the Plan are intended to meet the terms of Code Section 422A for qualified options.

     h. “Optionee” shall mean the person to whom has been granted an Option.

     i. “Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares.

     j. “Vesting” and “vested” shall mean the time(s) when options are exercisable, subject to this Plan.

Article III

Administration

     3.1 The Committee or the Board shall administer the Plan with full power to grant Options, and construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper.

     3.2 The determination of those eligible to receive Options, and the amount and terms and conditions of such Options shall rest in the sole discretion of the Committee (or the Board, if no Committee is designated), subject to the provisions of this Plan. Eligibility and vesting shall be determined under Article V.

     3.3 The Board, or the Committee, may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any granted Option, in the manner and to the extent it shall deem necessary to carry it into effect.

     3.4 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

     3.5 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. Notice of meetings shall be made in the same manner as required for Board meetings under the Bylaws. If there are four or more members, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present shall decide any question brought before the meeting. If there are three or fewer members, all members shall constitute a quorum and the vote of all the members shall decide any question brought before the meeting. The Committee may act by the signed affirmative vote, taken without an actual meeting, of all members. Proceedings of the Committee shall be recorded and signed by the Committee members.

     3.6 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own bad faith, gross negligence, or willful misconduct.

     3.7 The Plan shall always be administered in such a manner that the Options granted hereunder conform to Plan provisions.

     3.8 Management of the Company shall supply full and timely information to the Committee on all matters relating to eligible non-executive directors, and consultants, and such other information as the Committee may require. The Company shall furnish the Committee with clerical and other assistance as necessary in performance of its duties hereunder.

Article IV

Number of Reserved Shares

     4.1 Reserved Shares. The total number of Common Shares of the Company available for issuance under the Plan is 5,000,000, subject to adjustment under Article VII.

     4.2 Shares Under Expired or Terminated Options. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall be available for future grants of Options.

Article V

Eligibility, Vesting and Term of Options

     5.1 Options may be granted to non-executive directors of the Company, as determined by the Committee, and to consultants (under contracts to provide services to the Company). The exercise of Options granted to financial or public relations or investor relations consultants shall not be registered on the Securities and Exchange Commission’s Form S-8.

     5.2 Options shall vest (be exercisable) at such times as determined by the Committee.

     5.3 The term of each Option shall be 10 years from the date of grant, unless terminated otherwise in accordance with this Plan.

Article VI

Terms and Conditions

     6.1 Form of Option Agreement. All Options shall be evidenced by Option Agreements in the form of Attachment A hereto, or in such other form as may be duly approved pursuant to this Plan, with such additions or modifications as may be made by the Committee for each set of Options granted.

     6.2 Price. The option price per share for Options shall be equal to 100% of the Fair Market Value of a Common Share on the grant date.

     6.3 Time of Grant. All Options must be granted within 10 years from the date of this Plan.

     6.4 Exercise. An Option shall be exercised by delivery of (a) a written notice of exercise (in the form of Attachment B hereto) to the Company specifying the number of Common Shares to be purchased, and (b) payment of the full price of such Common Shares, as set below.

     Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase. Until the Common Shares represented by an exercised option are issued to an Optionee, he shall have none of the rights of a stockholder.

     6.5 Method of Payment. The purchase price for an Option may be paid:

     a. In United States dollars by wire transfer to, or by check payable to order of, the Company in an amount equal to the option price; or

     b. At the discretion of the Committee, by delivery of fully paid and non-assessable Common Shares, with an aggregate Fair Market Value on the date of the exercise equal to the option price; or

     c. By a combination of a. and b; or

     d. In any other lawful consideration approved by the Committee.

     The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise, and may impose additional limitations on such use of Common Shares.

     6.6 Transferability. Except by will or the laws of descent and distribution, and except for transfers to a Permitted Transferee, no Option, and no right or interest in any Option, shall be assignable or transferable. Transfers to a Permitted Transferee shall be authorized only if (i) the transfer is a bona fide gift and not payment of anything to any person, directly or indirectly; (ii) the Optionee receives nothing of value, directly or indirectly, for the gift; and (iii) the transferred Options continue to be subject to the identical terms and conditions as the Options prior to such transfer. A Permitted Transferee means (and shall be limited to) an Optionee’s Family Members: child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- or sister-in-law (including adoptive relationships); anyone sharing the Optionee’s household (but not as a tenant or employee), or a trust or other entity in which the Optionee and Family Members hold more than 50% of its beneficial or voting interest. In addition to the preceding limitations, no Options or the underlying Common Shares may be pledged for any obligation.

     6.7 Exercise. Unless otherwise provided in the Option Agreement, Options shall be exercisable during the Optionee’s lifetime (even if the Optionee ceases to be a Non-Executive Director or a consultant to the Company) only by the Optionee, or by Permitted Transferees, or by persons holding Options by will or the laws of descent and distribution, except as provided below.

     a. If an Optionee ceases to be a Non-Executive Director or consultant because of fraud, misappropriation of Company assets or corporate opportunities, or fraud or intentional misrepresentation of facts reasonably deemed by the Board to be material to the Company, then all of his Options shall immediately become void. Options held by Permitted Transferees who acquired Options prior to the dates of conduct which terminated the Optionee’s director or consultant status, shall be exercisable for three months following termination, and then shall become void if not exercised.

Article VII

Adjustments on Changes in Capitalization

     7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company:

     a. Prompt, proportionate, equitable, lawful, and adequate adjustment shall be made of the aggregate number and kind of shares subject to Options which may have been granted, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for those purchasable on exercise of the Options had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend not taken place.

     b. Rights under granted but unexercised Options or portions thereof, as to the exercise price per share, shall be adjusted appropriately; such adjustment shall be made without change in the total exercise price applicable to the unexercised Options.

     7.2 The foregoing adjustments and their manner of application shall be determined solely by the Committee (or by the Board, if there be no committee). No fractional shares shall be issued under the Plan on account of any such adjustments.

Article VIII

Merger or Consolidation

     8.0 If the Company shall be a party to a binding agreement to any merger, consolidation, or reorganization of which the Company shall not be the survivor, each outstanding Option shall pertain and apply to the securities which a stockholder of the Company would be entitled to receive pursuant to such merger, consolidation, or reorganization. Every Optionee shall have the right immediately prior to taking effect of such a transaction, to exercise the Option to the extent not exercised by such date, and unexercised Options shall be deemed exchanged for new options, with identical terms, to purchase common shares in the successor company.

     Notwithstanding anything in this Plan to the contrary, if there is a Change in Control (as defined below) of the Company, all unvested outstanding Options of the Company shall immediately vest as of the day immediately preceding such Change in Control. For purposes of this Article VIII, “Change in Control” means any transaction or series of related transactions whereby an individual or group (as such term is defined in the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) comes to own more than twenty-five percent (25%) of the outstanding stock of the Company, including options and warrants to purchase common stock of the Company or any other securities convertible into common stock of the Company, as a result of such transaction or series of related transactions. Notwithstanding the foregoing, the definition of “group” for purposes of this Artcile VIII shall be deemed to exclude the officers and directors of the Company as of the date this Plan is adopted by the Board.

Article IX

Amendment and Termination of Plan

     9.1 The Board, without approval of the stockholders, and at any time and from time to time, may suspend or terminate the Plan in whole or in part or amend it in such respects as the Board deems appropriate and in the best interest of the Company; provided, however, that no such amendment shall be made which would, without approval of the stockholders:

     a. Materially modify the eligibility requirements for receiving Options;

     b. Reduce the minimum exercise price per Common Share, except in accordance with Article VII;

     c. Extend the period of granting Options; or

     e. Materially increase in any other way the benefits to Optionees.

     9.2 No amendment, suspension, or termination of this Plan shall, without the Optionee’s consent, alter or impair any of the rights or obligations under issued Options.

Article X

Miscellaneous Provisions

     11.1 Plan Expenses. The Company will pay all expenses of administering this Plan.

     11.2 Use of Exercise Proceeds. Money received from Optionees on the exercise of Options shall be used for general corporate purposes.

     11.3 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit, or proceeding, a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on her or his own behalf.

Article XII

Board Approval and Effective Date

     12.1 Adoption. This Plan is effective as of the date of approval (___, 2005) by the Board of Directors. Stockholder approval of this Plan is not required.

ATTEST:	BSI2000, INC.

Secretary	President

ATTACHMENT A TO PLAN

Number of Shares:
Date of Grant:

Stock Option Agreement

     Agreement made this___day of 20___, between _______________ (the “Optionee”) and BSI2000, Inc., a Delaware corporation (the “Company”).

     1. Grant of Option. Pursuant to the provisions of the Company’s Stock Option Plan for Non-Executive Directors (the “Plan”), the Company hereby grants to the Optionee an Option to purchase from the Company all or any part of an aggregate of ___Common Shares, at the purchase price of $_.___per Share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated herein by reference.

     In the event of any conflict between this Agreement and the Plan, the Plan shall control.

     2. Vesting. This Option vests (becomes exercisable) as follows: __________________.

     2. Exercise. This Option may be exercised in whole or in part on or before ____________, 20___, then it expires and is void to the extent not exercised.

     This Option shall be exercisable by delivery to the Company of a notice of election to exercise, in the form attached hereto, specifying the number of Shares to be purchased and accompanied by payment of the full purchase price. A copy of this Stock Option Agreement shall also be delivered to the Company along with the notice of election of exercise, for the Company’s endorsement of exercise on Schedule I and return to the Optionee for his records.

BSI2000, Inc.

(Name of officer)           (Date)

ATTACHMENT B TO PLAN

     (Form of letter to be used for notification of election to exercise. Please do not use this page, but follow this form in a separately typed letter.)

Date _____________, 200__

BSI2000, Inc.
12600 West Colfax Avenue
Suite B410
Lakewood, Colorado 80215

     In accordance with Paragraph 2 of the Stock Option Agreement evidencing the Option granted to me (or by my transferor if I am a Permitted Transferee) on ____________, ___, I hereby elect to exercise this Option to the extent of___Common Shares, by (circle method(s) used):

     1. A check or wire transfer payable to order of the Company in an amount equal to the option price; and/or

     2. by delivery of fully paid and non-assessable Common Shares, with an aggregate Fair Market Value on this date of the exercise equal to the option price.

     When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement, in the event there remains an unexercised balance of Shares under the Option, at the following address:

Very truly yours,

Optionee Signature

Print Name:

SCHEDULE I TO PLAN

Date	Shares Purchased	Payment Received	Unexercised Shares Remaining	Issuing Officer Initials

FORM OF PROXY CARD

BSI2000, INC.
12600 West Colfax Avenue, Suite B410
Lakewood, Colorado 80215

     The undersigned hereby appoints Jack Harper, as proxy, to represent the undersigned and to vote all shares of common stock of BSI2000, Inc., which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of stockholders to be held on Wednesday, July 20, 2005 at 11:00 a.m., local time, or any adjournment or postponement thereof, upon all matters coming before the meeting.

     1. ELECTION OF DIRECTORS: The election of three directors: Jack Harper, Richard A. Kirk, and John D. Woods, to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

FOR ALL	WITHHOLD AUTHORITY	FOR ALL, EXCEPT
nominees listed above	to vote For All nominees listed above	☐
☐	☐	to withhold authority to vote,
mark “For All Except”
and write the Nominee’s name on the line below

     2. AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 200,000,000 to 300,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     3. ADOPTION OF BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN: To approve the adoption of the BSI2000, INC. 2005 Incentive Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     4. ADOPTION OF BSI2000, INC. 2005 INCENTIVE STOCK OPTION PLAN FOR NON-EXECUTIVE DIRECTORS AND CONSULTANTS: To approve the adoption of the BSI2000, INC. 2005 Incentive Stock Option Plan For Non-Executive Directors and Consultants.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted for Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

DATED: ____________________, 2005

Signature

Signature if held jointly

Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.